EXHIBIT 99.1

ACCRUED COMPENSATION CONVERSION AGREEMENT

This Accrued Compensation Conversion Agreement (the “Agreement”) is made and entered into this 21 day of September 2007 (the “Effective Date”) by and between Noel J. Guillama, President of The Quantum Group, Inc. (the “Executive”), and The Quantum Group, Inc., a Nevada corporation (the “Company”).

WHEREAS, the Company is offering Units, each unit consisting of two shares of the Company’s common stock and two Class A seven-year warrants each to purchase one share of the Company’s common stock and two Class B seven-year warrants each to purchase one share of the Company’s common stock (the “Units”), in a public offering pursuant to its registration statement on Form SB-2 that was filed with the U.S. Securities and Exchange Commission on May 15, 2007 (the “Registration Statement”); and,

WHEREAS, the Company acknowledges that as of the Effective Date it owes the Executive Accrued Compensation (as defined below); and,

WHEREAS, the Company’s Board of Directors (the “Board”) has determined it to be in the best interest of the Company to allow the Executive to convert up to fifty percent (50%) of the Accrued Compensation into Units at the price at which the Units are offered to the public pursuant to the Registration Statement (the “Offering Price”);

WHEREAS, the Board has determined it to be in the best interest of the Company to convert the remaining portion of the Accrued Compensation that the Executive does not convert into Units into a nonconvertible promissory note (the “Promissory Note”); and

WHEREAS, the Executive agrees to accept in lieu of the Accrued Compensation the Promissory Note and the Units (together, the “Exchanged Compensation”), understands that the Exchanged Compensation may be deemed compensation for federal income tax purposes and that the Company may have a withholding obligation with respect to such compensation.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.

Definitions.  Capitalized terms used but not otherwise defined herein have the meanings given to them in the Company’s Registration Statement.

1.1

“Accrued Compensation” shall mean $975,293, which represents all monies earned or accrued by the Executive, including the compensation approved by the Board on April 30, 2007, from August 1, 2003 through August 31, 2007 but not paid to the Executive by the Company as of the Effective Date.

1.2

“Promissory Note” shall mean the promissory note attached hereto as Attachment A pursuant to which the Accrued Compensation not converted into Units is converted into a twenty-four (24) month, eight percent (8%) note payable by the Company in equal monthly payments consisting of principal and interest.

2.

Units.

2.1

The Executive agrees to convert $487,646.50 of the Accrued Compensation (which amount does not exceed fifty percent (50%) of the Accrued Compensation) into Units at the Offering Price by delivering an executed copy of this Agreement to the Company pursuant to Section 5.

2.2

Consideration and Payment of Taxes.

(a)

The Company shall seek legal and accounting advice regarding all federal tax consequences of the Executive’s conversion of the Accrued Compensation to Units.

(b)

Prior to or contemporaneously with the actual conversion of the Accrued Compensation to Units, the Company shall pay directly to the Internal Revenue Service on behalf of the Executive any and all amounts owed to it as a result of the conversion, including Executive’s portion of withholding, payroll and social security taxes, as additional compensation.

2.3

Description of Units.  The terms and conditions of the Units are set forth in and subject to the Registration Statement, as may be further amended from time to time.  The Executive hereby acknowledges that he/she has read and understood the Registration Statement, and hereby agrees to comply in all respects the terms and conditions thereof.

3.

Promissory Note.

3.1

The Company automatically shall convert into a Promissory Note any portion of the Accrued Compensation that the Executive does not elect to convert into Units pursuant to and in accordance with Section 2.1 above.  A copy of the Promissory Note is attached as Attachment A hereto.

3.2

Payment of Taxes and Related Expenses.  The Company shall pay any normal social security tax or similar obligation arising in connection with the Promissory Note in the normal course of business.

4.

Acceptance and Waiver. The Executive acknowledges that (a) he/she is accepting the Exchanged Compensation in lieu of payment by the Company of the Accrued Compensation in immediately available funds, (b) he/she waives all right to receive the Accrued Compensation in immediately available funds, and (c) upon receipt of the Exchanged Compensation, he/she has received all amounts owed to him/her by the Company as of August 31, 2007, except any outstanding expenses still to be submitted.

5.

Notices and Addresses.  All notices, acceptance and any other acts under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery or by facsimile delivery, as follows:

Executive:

At the address designated on the signature page of this Agreement.

The Company:

The Quantum Group, Inc.

3420 Fairlane Farms Road, Suite C

Wellington, Florida 33414

Attention:  Donald B. Cohen, CFO

or to such other address as either of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

6.

Entire Agreement.  This Agreement together with the Registration Statement and the Promissory Note, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

7.

Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Agreement.

8.

Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.

Choice of Law and Jurisdiction.  This Agreement shall be governed by the laws of the State of Florida. Each of the parties consents to the jurisdiction of the applicable State or Federal Court located in Palm Beach County, Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum nonconveniens to the bringing of any such proceeding in such jurisdictions.

10.

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

11.

Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto.

IN WITNESS WHEREOF, this Agreement is entered into as of the date first set forth above.

THE QUANTUM GROUP, INC.

By:	/s/ DONALD B. COHEN
Donald B. Cohen Title: Vice President & CFO

AGREED AND ACCEPTED BY:

NOEL J. GUILLAMA

/s/ NOEL J. GUILLAMA

Address to Which Correspondence

Should be Directed:

3420 Fairlane Farms Road, Suite C

Wellington, FL  33414

City, State and Zip Code

Attachment A

Form Promissory Note